                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

               Proxy Information Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934

Filed by the Registrant |X| Filed by a party other than the Registrant
    Check the appropriate box:
|_|     Preliminary proxy statement        |_|   Confidential, for Use of the Commission
                                                 Only (as permitted by Rule 14a-6(e)(2))
|X|     Definitive proxy statement
|_|     Definitive additional materials
|_|     Soliciting material under Rule 14a-12

                                   NYFIX, INC.
                (Name of Registrant as Specified in Its Charter)
            --------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)  Title of each class of securities to which transaction applies:
        (2)  Aggregate number of securities to which transaction applies:
        (3)  Per unit price or other  underlying  value of transaction  computed pursuant to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)  Proposed maximum aggregate value of transaction:
        (5)  Total fee paid:
|_|     Fee paid previously with preliminary materials.
|_|     Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1) Amount Previously Paid:
       (2) Form, Schedule or Registration Statement No.:
       (3) Filing Party:
       (4) Date Filed:

April 30, 2003

To our Stockholders:

We are pleased to invite you to attend the 2003 Annual  Meeting of  Stockholders of NYFIX, Inc. The meeting will be held at 10:00 a.m., EDT on Tuesday,  June 10,
2003, at our corporate  headquarters located at Stamford Harbor Park, 333 Ludlow
Street in Stamford,  Connecticut.  We have  enclosed the formal Notice of Annual
Meeting, the Proxy Statement,  your proxy voting card and our 2002 Annual Report for your review.

At the meeting,  you will be asked to elect Directors and ratify the appointment of independent auditors, which are more fully described in the Proxy Statement.

YOUR VOTE IS IMPORTANT.  Whether or not you plan to attend the Annual Meeting in
person,  we  ask  you  execute  and  return  your  proxy  promptly,   using  the
postage-paid  envelope we have  provided  for your  convenience.  Also,  you may submit your proxy by telephone  or via the Internet if you wish.  Please see the information incuded on the enclosed proxy card for information on how to vote by telephone or over the  Internet.  If you do attend the Annual  Meeting,  you may withdraw your proxy should you wish to vote in person. You may revoke your proxy by  submitting a subsequent  proxy over the  telephone or via the Internet or by attending the Annual Meeting and voting in person.

Thank you for you continued support.

Sincerely,

[Image Omitted - LOGO]                         [Image Omitted - LOGO]
Peter Kilbinger Hansen                         Mark R. Hahn

CHIEF EXECUTIVE OFFICER AND                    CHIEF FINANCIAL OFFICER AND
CHAIRMAN OF THE BOARD                          SECRETARY

                                   NYFIX, INC.
                              STAMFORD HARBOR PARK
                                333 LUDLOW STREET
                               STAMFORD, CT 06902

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 10, 2003

                            -----------------------

To the Stockholders of NYFIX, Inc.

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders  (the
"Annual Meeting") of NYFIX, Inc. will be held on Monday, June 10, 2003, at 10:00
A.M., local time, at Stamford Harbor Park, 333 Ludlow Street, Stamford, CT 06902
for the following purposes:

            1.  To elect five (5)  directors  to the Board of Directors to a one year term;

            2.  To ratify the  appointment of Deloitte  &  Touche LLP as our independent auditors for the year ending December 31, 2003; and

            3.  To consider  and act upon such other  business  as may  properly come before the Annual Meeting or any adjournment thereof.

            The Board of Directors  has fixed the close of business on April 21,
2003, as the record date for the Annual Meeting.  Only stockholders of record of our  common  stock on Mellon  Investor  Services,  LLP  records  at the close of business  on that date are  entitled  to notice  of,  and to vote at, the Annual
Meeting or any adjournments thereof.

            WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,  PLEASE  MARK,  DATE,
SIGN AND RETURN THE ENCLOSED  PROXY IN THE ENVELOPE THAT IS PROVIDED,  OR SUBMIT
YOUR PROXY BY TELEPHONE OR VIA THE INTERNET,  TO ENSURE THAT YOUR SHARES WILL BE
REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                        By Order of the Board of Directors,

                                        Mark R. Hahn
                                        Chief Financial Officer and Secretary

Stamford, Connecticut
April 30, 2003

                                TABLE OF CONTENTS

                            Q & A's ABOUT THE MEETING

Q:     WHAT WILL TAKE PLACE AT THE ANNUAL MEETING?

A:     At our annual  meeting,  you will vote on the business  matters listed in the  preceding  notice  of  meeting,  namely  (1)  the  election  of five directors (Messrs.  Hansen,  Corman,  Deehan,  Lynch and Warden), (2) the
       ratification  of the appointment of our  independent  auditors  (Deloitte
       & Touche LLP) and (3) such other business as may properly come before the  Annual  Meeting  or any  adjournment  thereof.  Management  will  be available  to  answer  your  questions,  as  will a  representative  from
       Deloitte & Touche LLP.

Q:     WHO CAN VOTE?

A:     Stockholders  who were  record  holders at the close of business on April
       21,  2003,  are entitled to vote their shares of our common stock held on that  date.  Each  share of  common  stock  outstanding  on that  date is entitled to one vote. As of April 21, 2003,  there were  outstanding  and entitled to vote at the meeting 31,147,915 shares of our common stock.

Q:     HOW CAN I VOTE IF I CANNOT COME TO THE MEETING?

A:     Whether  or not you are able to  attend  the  meeting,  you may vote your shares by completing,  signing and dating the accompanying proxy card and returning  it in the prepaid  envelope,  or by  submitting  your proxy by telephone  or via the  internet.  If you do not mark any  selections  but return the card signed,  your shares will be voted by your proxies  (Mark
       R. Hahn, our Chief Financial  Officer and Secretary,  and Brian Bellardo,
       our  General  Counsel)  in  favor  of the  two  proposals.  If you  are a street-name  stockholder,  you will receive  instructions from your bank, broker or other nominee  describing how to vote your stock. If you attend the meeting, you may vote in person.

Q:     CAN I CHANGE MY MIND AFTER VOTING?

A:     Yes,  you may  revoke  your proxy  before  the  meeting by writing to our
       Secretary  stating  that  you wish to  revoke  your  proxy or by  sending another executed proxy card, bearing a later date, to our Secretary.  You also may revoke  your proxy by  submitting  a  subsequent  proxy over the telephone or via the  Internet,  or by attending  the annual  meeting and voting in person.

Q:     WHO WILL COUNT THE VOTE?

A:     Representatives of Mellon Investor Services,  LLC will tabulate the votes and act as inspectors of election.

Q:     WHAT CONSTITUTES A QUORUM FOR THE MEETING?

A:     A quorum is the presence,  in person or by proxy, of stockholders holding a majority  of the voting  power of the  shares  entitled  to vote at the meeting.  Abstentions and broker  non-votes (which can occur if a "street name" holder does not provide his or her broker with voting instructions)
       are counted towards a quorum.

Q:     HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSALS?

A:     Directors are elected by a plurality of the votes of the shares  present, in person or by proxy, and entitled to vote on the election of directors.
       This means that  assuming  a quorum is present at the  meeting,  the five director  nominees  receiving  the  highest  number of all votes cast for directors will be elected. The affirmative vote of at least a majority of the  voting  power of the  shares  present,  in person  or by proxy,  and entitled  to  vote  on the  subject  matter  is  needed  to  approve  the ratification of the appointment of our independent  auditors.  Therefore, abstentions and broker non-votes will have no effect on this proposal.

Q:     WHO IS SOLICITING MY VOTE AND WHO PAYS THE COST?

A:     Our Board of Directors is soliciting your proxy. Proxies may be solicited personally,  by  mail,  by  telephone,  or  otherwise  by our  directors, officers and other employees,  without additional  compensation.  We will pay the cost of preparing, assembling and mailing the proxy materials and
       will  reimburse  banks,   brokerage  firms,   custodians,   nominees  and
       fiduciaries for their  reasonable  expenses in sending proxy materials to the beneficial owners of NYFIX common stock.

Q:     WHEN ARE STOCKHOLDER  PROPOSALS FOR THE 2004 ANNUAL STOCKHOLDER'S MEETING
       DUE?

A:     If you wish to include a proposal  (including  the  nomination of persons for election to the Board of  Directors)  in the proxy  statement for the
       2004 annual meeting,  your proposal,  in writing, must be received by our
       Secretary at our  corporate  headquarters  no later than January 1, 2004, assuming  the date of the 2004  annual  meeting  is within 30 days of the anniversary  of the 2003 annual meeting date. The proposal must comply in all respects with  applicable  rules and regulations of the United States
       Securities and Exchange Commission ("SEC"),  the laws of the state of our incorporation and our by-laws; otherwise, the Chairman of the meeting may refuse to allow the proposal to be brought before the meeting.

Q:     HOW CAN I GET MORE INFORMATION ABOUT NYFIX?

A:     You can find more  information  about  NYFIX or may obtain  copies of SEC filings by visiting our web site at www.nyfix.com.

                                   NYFIX, INC.
                              STAMFORD HARBOR PARK
                                333 LUDLOW STREET
                               STAMFORD, CT 06902

                              2003 PROXY STATEMENT
                                  ------------

                         ANNUAL MEETING OF STOCKHOLDERS
                              MONDAY, JUNE 10, 2003

                               GENERAL INFORMATION

            This Proxy Statement and the  accompanying  Notice of Annual Meeting of  Stockholders  and proxy card are being  furnished to  stockholders of NYFIX,
Inc.,  a  New  York  corporation   (the  "Company"),   in  connection  with  the
solicitation  of proxies by the Board of Directors of the Company (the "Board of
Directors"),  for  use  at the  Annual  Meeting  of  Stockholders  (the  "Annual
Meeting")  to be held on June 10,  2003,  at 10:00 A.M.,  EDT, at our  corporate headquarters  located at Stamford Harbor Park, 333 Ludlow Street,  Stamford,  CT
06902, and at any adjournments or postponements  thereof.  These proxy materials and  accompanying  Annual  Report are being sent on or about May 7, 2003, to our stockholders entitled to vote at the Annual Meeting.

            The Annual  Meeting has been called to (1) elect five (5)  directors to the Board of Directors for the ensuing year,  (2) ratify the  appointment  of our independent  auditors  (Deloitte &  Touche LLP) and (3) consider and act upon such other  business as may properly come before the Annual  Meeting or any adjournment thereof.

PROXIES AND VOTING RIGHTS

            Only  stockholders  of record at the close of  business on April 21,
2003 (the  "Record  Date") are  entitled  to notice of and to vote at the Annual
Meeting.  Our voting  securities  issued  and  outstanding  on the  Record  Date consisted of 31,147,915  shares  ("Shares")  of our common stock,  entitling the holders  thereof  to one  vote  per  Share.  We had no  other  class  of  voting securities  outstanding on April 21, 2003. The presence at the Annual Meeting in person or by proxy of a  majority  of the votes of  Shares  entitled  to vote is required for a quorum.

            Approval of the proposal for the election of directors  requires the affirmative  vote of a  plurality  of the votes  cast at the  Annual  Meeting by holders  of  Shares  entitled  to  vote on such  proposal.  Ratification  of the appointment of our independent auditors, Deloitte & Touche LLP, for the year ending December 31, 2003,  requires the affirmative  vote of at least a majority of the voting  power of the Shares  entitled to vote on such  proposal  that are voted, in person or by proxy.

            Broker "non-votes" and the Shares as to which a stockholder abstains are included for purposes of  determining  whether a quorum of Shares is present at a meeting.  A broker  "non-vote"  occurs when a nominee  holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting  power  with  respect  to that  item and has not received  instructions from the beneficial owner. Neither broker "non-votes" nor abstentions are included in the tabulation of the voting results on the election of directors or issues requiring  approval of a majority of the votes cast, such as ratification of the appointment of our independent auditors,  and, therefore, do not have the effect of votes in opposition in such tabulations.

            All proxies  delivered  pursuant to this solicitation may be revoked by the person executing the same at any time prior to the time they are voted. A proxy may be revoked by notice in writing received by us,  addressed  Attention:

Secretary,  by execution of a subsequent proxy, by submitting a subsequent proxy over the telephone or via the Internet,  or by attending and voting in person at the Annual Meeting.  Attendance at the meeting will not automatically revoke the proxy.  If not  revoked,  the Shares  represented  thereby  will be voted at the
Annual  Meeting or at any  adjournment  thereof.  All  proxies  will be voted in accordance with the  instructions  specified  thereon.  If no  specification  is indicated on the proxy, the Shares represented thereby will be voted (1) FOR the election of the persons  nominated as  Directors;  (2) FOR  ratification  of the appointment of Deloitte  &  Touche LLP as our  independent  auditors for the year ended December 31, 2003 and (3) at the discretion of the proxy holders,  on any other matters that may properly come before the Annual Meeting.

            All expenses in connection  with the  solicitation  will be borne by
us. It is expected that the solicitation will be made primarily by mail, but our regular  employees or  representatives  may also solicit  proxies by  telephone, telegraph or in person, without additional compensation.  We will, upon request, reimburse  brokerage  houses and  persons  holding  Shares in the names of their nominees  for their  reasonable  expenses  in sending  proxy  material  to their principals.

                               SECURITY OWNERSHIP

            The following  table sets forth  information  concerning  beneficial ownership of our Shares, as of April 21, 2003, by (1) each person known by us to be the beneficial owner of more than five percent of the outstanding Shares, (2)
each director, and nominee for election as a director, (3) each of our executive officers named in the Summary Compensation Table under "Executive  Compensation"
and (4) all  directors  and  executive  officers  as a group.  Unless  otherwise indicated,  we believe  that each  stockholder  has sole  voting  power and sole dispositive power with respect to the Shares beneficially owned.

     Name and Address of                    Number of Shares       Percentage of Shares
     Beneficial Owner (1)                Beneficially Owned (2)     Beneficially Owned
     --------------------                ----------------------     ------------------

Peter Kilbinger Hansen                         2,633,413 (3)             8.1%

Fuller & Thaler Asset Management, Inc.     1,652,887 (4)             5.3%
411 Borel Avenue, Suite 402
San Mateo, CA  94402

Carl E. Warden                                 1,576,553 (5)             5.0%

Lars Kragh                                       679,875 (6)             2.2%

Robert C. Gasser                                 165,000 (7)              *

Richard Castillo                                 120,500 (8)              *

George O. Deehan                                  57,000 (9)              *

William J. Lynch                                  62,000 (10)             *

Robert B. Corman                                   5,000                  *

All executive officers and directors
as a group (9 persons) (11)                    5,299,341 (11)           16.0%

----------------
* Less than 1%

(1)    Unless  otherwise indicated  the address of each  director  or  executive officer is c/o NYFIX,  Inc.,  Stamford  Harbor Park,  333 Ludlow  Street,
       Stamford, Connecticut 06902.

(2)    Beneficial  ownership is based on  31,147,915  shares of our common stock outstanding  as of April 21, 2003.  Shares of our common  stock  issuable upon  exercise of options,  warrants or other rights  beneficially  owned that are  exercisable  within  60 days  are  deemed  outstanding  for the purpose of computing the percentage  ownership of the person holding such securities  and rights but are not deemed  outstanding  for computing the percentage ownership of any other person.

(3)    Includes  1,278,125  shares of our common stock issuable upon exercise of currently  exercisable  options.  Does not include  172,500 shares of our common stock  issuable  upon  exercise of options that are not  currently exercisable.

(4)    Based on a Schedule 13G filed in February  2003,  by Fuller &  Thaler
       Asset  Management,  Inc.  and Russell J.  Fuller,  the  President of such entity,  collectively  beneficially  hold 1,652,887  shares of our common stock.

(5)    Includes (1) 98,407 shares of our common stock held by The Carl and Vicki
       Warden Family  Foundation,  of which Mr.  Warden is the trustee,  and (2)
       94,000  shares of our common stock  issuable  upon  exercise of currently exercisable  options.  Does not include an aggregate of 679,760 shares of our common stock held by certain adult family members of Mr. Warden.

(6)    Includes  301,750  shares of our common stock  issuable  upon exercise of currently  exercisable  options.  Does not include  24,500  shares of our common stock  issuable  upon  exercise of options that are not  currently exercisable.

(7)    Includes  115,000  shares of our common stock  issuable  upon exercise of currently  exercisable  options.  Does not include  322,500 shares of our common stock  issuable  upon  exercise of options that are not  currently exercisable.

(8)    Includes  41,750  shares of our common stock  issuable  upon  exercise of currently  exercisable  options.  Does not include  24,500  shares of our common stock  issuable  upon  exercise of options that are not  currently exercisable.

(9)    Includes  52,000  shares of our common stock  issuable  upon  exercise of currently  exercisable  options.  Does not include  34,500  shares of our common stock  issuable  upon  exercise of options that are not  currently exercisable.

(10)   Includes  62,000  shares of our common stock  issuable  upon  exercise of currently  exercisable  options.  Does not include  24,500  shares of our common stock  issuable  upon  exercise of options that are not  currently exercisable.

(11)   Includes  1,944,625  shares of our common stock issuable upon exercise of currently  exercisable  options.  Does not include  738,000 shares of our common stock  issuable  upon  exercise of options that are not  currently exercisable.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

            Our  By-Laws  provide  that we shall have not less than two nor more than  seven  directors,  with the  exact  number  to be  fixed  by our  Board of
Directors from time to time. Our Board of Directors  currently  consists of five members,  all of whom are nominees for election.  If elected, our directors will serve until our next annual meeting of  stockholders  and until the election and qualification of their successors or until their prior resignation,  removal, or death.  Management  has no reason to believe  that any of the  nominees  will be unable or unwilling to serve as a director,  if elected.  Should any nominee not be a candidate at the time of the Annual  Meeting (a situation  which is not now anticipated),  proxies may be voted in favor of the  remaining  nominees and may also be voted for a substitute nominee selected by the Board of Directors.

            Set  forth  below is  information  about  each  director,  including business  positions  held  during  at least  the past  five  years,  age,  other directorships and periods of services as our director.

            PETER  KILBINGER  HANSEN,  age 42,  our  founder,  has served as our
President,  Chief Executive Officer and Chairman of the Board of Directors since
June  1991.  Prior to our  founding,  Mr.  Hansen  served  from  1988 to 1991 as
Director of Banking Systems of Business Line A/S, a Danish  company.  Mr. Hansen holds a degree in Economics from Neil's Brock Business  School of Copenhagen and an associated degree in economics from the Copenhagen University of Language and
Economics.

            ROBERT B. CORMAN,  age 49, was appointed  Director in March 2003 and is nominated for election as a Director at our Annual  Meeting.  Mr. Corman is a
private investor.  From August 2002 to April 2003, Mr. Corman was a director and portfolio  manager for Soros Fund  Management,  an asset  management firm in the high tech and media  sectors.  From 1999 through 2001,  Mr. Corman was a partner and Chief Executive Officer of RiverRock Capital.  Prior to that, Mr. Corman had been a senior vice president and a director at Jennison Associates, where he was employed since 1981.

            GEORGE O. DEEHAN,  age 60, has served as Director since August 2000.
Mr. Deehan serves as a member of both the Audit and  Compensation  Committees of our Board of Directors. Mr. Deehan is a consultant and an investor of eOriginal,
Inc., a software development company, since March 2002. Mr. Deehan was President of eOriginal,  Inc. from August 2000 until March 2002.  Mr. Deehan was President and Chief Executive Officer of Advanta Leasing Services,  the business equipment leasing unit of Advanta Business  Services,  from August 1998 until August 2000.
Prior to joining  Advanta,  Mr. Deehan  served as President and Chief  Operating
Officer of  Information  Technology  Services for AT&T  Capital.  Mr. Deehan
earned a bachelor's degree from Lenoir-Rhyne College.

            WILLIAM J. LYNCH,  age 60, has served as  Director  since June 2000.
Mr.  Lynch  serves  as  Chairman  of the  Audit  Committee  and a member  of the
Nominating  Committee of our Board of Directors.  Since January 2001,  Mr. Lynch
has been a venture  partner of Catterton  Partners,  a private equity fund. From
1996 through  December 2000,  Mr. Lynch served as Managing  Director of Capstone
Partners, LLC, a venture capital firm. Prior to that, Mr. Lynch was a partner of the law firm Morgan Lewis and Bockius, LLP. Mr. Lynch also serves as Chairman of the Board of Directors of Edgewater Technologies, a publicly traded company.

            CARL E.  WARDEN,  age 64, has served as Director  since August 1993.
Mr. Warden serves as Chairman of both the Compensation and Nominating Committees and a member of the Audit  Committee of our Board of Directors.  Mr. Warden is a
private  investor.  Mr.  Warden  received  his BBA from the  Freeman  School  of
Business at Tulane University.

            None  of  our  directors   have  been  involved  in  material  legal
proceedings  during the last five years in which he has been a party  adverse to or has had a material interest adverse to us.

RECOMMENDATION OF THE BOARD OF DIRECTORS

            OUR BOARD OF  DIRECTORS  RECOMMENDS  A VOTE  "FOR"  THE  ABOVE-NAMED
NOMINEE DIRECTORS. The proxy enclosed herewith will be voted FOR our above-named nominee directors unless the stockholder  specifically  votes against any or all of the nominee directors, or abstains from voting on this matter.

         PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
                                    AUDITORS

            The Board of Directors  recommends  that  Deloitte & Touche LLP, our appointed independent auditors, be ratified for 2003. The recommendation is made on the  advice of the  Audit  Committee,  composed  of  non-employee  directors.
Deloitte & Touche LLP is a member of the SEC  Practice  Section of the  American
Institute of Certified Public Accountants. A representative of Deloitte & Touche
LLP is expected to attend the Annual Meeting,  and such representative will have the  opportunity  to make a statement if he/she so desires and will be available to respond to appropriate questions from stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS.

                      DIRECTORS' MEETINGS AND COMPENSATION

BOARD MEETINGS HELD

            The Board of Directors meets for both regular and special  meetings, and met 13 times  during  2002.  The Board of  Directors  has  assigned  certain responsibilities  to  committees,  as described  below.  From time to time,  the members of the Board of Directors act by unanimous  written consent  pursuant to the laws of the State of New York. No director (with the exception of Mr. Corman who was  appointed in March 2003) failed to  participate  in at least 75% of all meetings of the Board of Directors and the  committees on which he served during the past year.

BOARD COMMITTEES

AUDIT COMMITTEE

            The Audit  Committee,  which met four times during 2002, acts on and reports  to the  Board  of  Directors  with  respect  to  various  auditing  and
accounting   matters,   including  a  recommendation   for  the  appointment  of
independent  auditors,  the scope of the  annual  audit,  fees to be paid to the auditors,  the  performance  of our  independent  auditors  and  our  accounting practices.  The members of the Audit  Committee,  all of whom are independent as independence  is defined in Rule  4200(a)(15)  of the  National  Association  of
Securities  Dealers ("NASD") listing  standards,  currently are William J. Lynch
(Chairman), George O. Deehan and Carl E. Warden. The Audit Committee has adopted a written Audit Committee  Charter which was included in our proxy statement for our 2001 Annual Meeting of Stockholders.

COMPENSATION COMMITTEE

            The Compensation Committee, which met twice during 2002, recommends, reviews and oversees the salaries, benefits and stock option plans applicable to our employees,  consultants,  directors and other individuals we compensate. The members of the Compensation  Committee are Carl E. Warden  (Chairman) and George
O. Deehan.

NOMINATING COMMITTEE

            The Board of Directors  formed a  Nominating  Committee on March 27,
2003  which (1)  recommends  candidates  to stand for  election  to the Board of
Directors,  and (2) reviews and makes  recommendations to the Board of Directors with respect to the  composition  of the Board of Directors.  The members of the
Nominating Committee are Carl E. Warden (Chairman) and William J. Lynch, both of whom are non-employee directors.

DIRECTOR COMPENSATION

            As  compensation  for  their  services  as  members  of the Board of
Directors for 2002, certain directors received options to purchase shares of our common stock at an exercise price equal to the closing price of our common stock on the  date  of  grant.  Options  granted  to  non-employee  directors  in 2002
(exercisable  into an  aggregate  of  15,000  shares of our  common  stock at an exercise  price of $8.50 per share and 72,000  shares of our common  stock at an exercise price of $3.92 per share) vest on various dates in 2003, so long as the director completes service through the vesting date.  Non-employee directors are reimbursed for reasonable  expenses in connection with serving as a director and member of a committee.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            The  members  of the  Compensation  Committee  are  Carl  E.  Warden
(Chairman)  and George O. Deehan.  None of our  executive  officers or directors serves as a member of the Board of  Directors or  compensation  committee of any other company that has one or more executive  officers or directors serving as a member of our Board of Directors or Compensation Committee.

                          REPORT OF THE AUDIT COMMITTEE

            In  accordance  with its  written  charter  adopted  by our Board of
Directors, the Audit Committee of the Board of Directors (the "Audit Committee")
assists the Board in fulfilling its  responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices.

            In discharging its oversight responsibility as to the audit process, the Audit  Committee  obtained from the  independent  auditors a formal  written statement  describing all relationships  between our independent auditors and us that might  bear on the  auditors'  independence  consistent  with  Independence
Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships  that may impact their objectivity and  independence  and satisfied  itself as to the auditors'  independence.  The
Audit Committee also discussed with management and the independent  auditors the quality and adequacy of our internal controls. The Audit Committee reviewed with the independent auditors their audit plan and audit scope.

            The Audit  Committee  discussed  and reviewed  with the  independent auditors all communications required by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing
Standards No. 61, as amended  (Communication  with Audit Committees),  and, with and without management present, discussed and reviewed the independent auditors'
examination of the financial statements.

            The Audit Committee reviewed our audited financial  statements as of and for the year ended December 31, 2002,  with  management and the  independent auditors.  Management  is  responsible  for  our  financial  reporting  process,
including  its  system  of  internal  controls,   and  for  the  preparation  of
consolidated  financial  statements in  accordance  with  accounting  principles generally  accepted in the United States of America,  and has represented to the
Audit  Committee that our financial  statements were prepared in accordance with accounting  principles  generally accepted in the U.S. Our independent  auditors are  responsible  for auditing  those  financial  statements  and  expressing an opinion  as to the  conformity  of such  financial  statements  with  accounting principles  generally accepted in the U.S. The Audit Committee's  responsibility is to monitor and review these processes.  It is not the Audit  Committee's duty or its  responsibility to conduct auditing or accounting  reviews or procedures.
The  members  of the  Audit  Committee  are not our  employees  or  professional accountants  or auditors and the role of the Audit  Committee is not intended to duplicate or certify the activities of management and the independent auditors.

            Based  on  the  above-mentioned  review  and  discussions  with  the independent  auditors,  the Audit  Committee  recommended  to the Board that our audited  financial  statements be included in our Annual Report on Form 10-K for the year ended  December 31, 2002,  for filing with the  Securities and Exchange
Commission.  The Audit Committee also recommended the reappointment,  subject to stockholder  approval,  of the independent auditors and the Board concurred with such recommendation.

            AUDIT  FEES:  The  aggregate  fees  of  Deloitte  &  Touche  LLP for professional  services rendered for the audit of our annual financial statements for the year ended  December  31,  2002,  and for the  reviews of the  financial statements  included  in our  Quarterly  Reports on Form 10-Q for the year ended
2002 were approximately $279,000. The aggregate fees billed by Deloitte & Touche

                                       10

LLP for professional services rendered for the audit of our financial statements for the year ended December 31, 1999 were approximately $50,000.

            FINANCIAL  INFORMATION  SYSTEMS DESIGN AND IMPLEMENTATION  FEES: The
aggregate fees billed by Deloitte  &  Touche LLP for  professional  services rendered for information  technology services relating to financial  information systems  design and  implementation  for the year ended  December  31, 2002 were approximately  $263,000. No such professional services were provided by Deloitte
&  Touche  LLP  after  the  enactment  of the  Sarbanes-Oxley  Act  of  2002
("Sarbanes-Oxley"),  which  prohibits  a  company's  independent  auditors  from providing such services.

            ALL OTHER FEES: The aggregate  fees billed by Deloitte &  Touche
LLP for all other  services  rendered to us, other than the  services  described
above  under  Audit  Fees  and   Financial   Information   Systems   Design  and
Implementation  Fees,  for the year ended  December 31, 2002 were  approximately
$782,000.  Audit related fees billed of approximately $362,000 related primarily to services provided in connection with the acquisition of Javelin Technologies,
Inc. ("Javelin"),  consents,  accounting and SEC filing  consultations,  and the audit of our employee  benefit plan.  Tax related fees of $409,000  consisted of
$324,000  related to tax consulting and $85,000 related to tax  compliance.  All other fees were approximately $11,000.

          William J. Lynch        George O. Deehan        Carl E. Warden

SARBANES-OXLEY ACT COMPLIANCE

            In July 2002,  President  Bush signed the  Sarbanes-Oxley  Act which sets forth various new  requirements for public companies and which directed the
SEC to adopt additional rules and regulations.

            Currently, we believe we are in compliance with all applicable laws, rules and regulations  arising out of Sarbanes-Oxley.  A number of the SEC rules and  regulations  are not yet  effective as regards us. We intend to comply with all rules and regulations adopted by the SEC pursuant to Sarbanes-Oxley no later than the time they become applicable to us.

                             EXECUTIVE COMPENSATION

            The following  table  provides  certain  information,  for the years ended December 31, 2002, 2001 and 2000,  respectively,  concerning  compensation awarded to, earned by or paid to (1) our chief executive  officer  ("CEO"),  (2)
our two most  highly  compensated  executive  officers  other than our CEO whose salary and bonus  exceeded  $100,000 with respect to the year ended December 31,
2002 and who were  employed by us on December 31, 2002,  and (3) one  additional individual  who had been an executive  officer during a portion of the year 2002 and whose  salary and bonus  exceeded  $100,000  with  respect to the year ended
December 31, 2002, (collectively the "Named Executive Officers"). Other than the
Named Executive  Officers,  no other executive officer received  compensation in excess of $100,000 for the year ended December 31, 2002.

                                       11

SUMMARY COMPENSATION TABLE

                                                       Annual Compensation           Long-Term Compensation
                                             --------------------------------------  ----------------------
                                                                      Other Annual      Securities
 Name and Principal                                                   Compensation    Underlying Options
       Position                  Year        Salary      Bonus              (1)          (Shares)
-----------------------------------------------------------------------------------------------------------

Peter K. Hansen,                 2002     $  389,231    $      -       $      -          100,000
President and Chief              2001        250,000     250,000              -          125,000
Executive Officer                2000        150,000           -              -          545,000

Robert C. Gasser (2),            2002        355,897           -              -          100,000
Chief Executive Officer,         2001              -           -              -                -
NYFIX Millennium and             2000              -           -              -                -
President, NYFIX
Transaction Services

Lars Kragh,                      2002        218,288           -              -           20,000
Chief Information                2001        174,340           -              -           25,000
Officer                          2000        139,654           -              -                -

Richard A. Castillo (3),         2002        194,192      25,000              -           20,000
Chief Financial Officer          2001        148,615     100,000              -           25,000
                                 2000        129,712           -              -           15,000

(1)    The aggregate  amount of perquisites and other personal  benefits paid to each of the individuals listed on this table did not exceed the lesser of ten percent (10%) of such officer's annual salary and bonus for each year indicated or $50,000.

(2)    Mr. Gasser has served as Chief Executive Officer,  NYFIX Millennium,  our
       80%-owned  broker-dealer  subsidiary,  since October 2001.  Mr. Gasser is also President of NYFIX Transaction Services, since its formation and the
       NASD approval in May 2002. Mr. Gasser's  compensation  for 2002 as stated
       in the above table  represents the period from February 1, 2002, when our ownership in NYFIX  Millennium  was  increased  to 80% from 50%,  through
       December 31, 2002.

(3)    Mr.  Castillo was Chief  Financial  Officer until  September 16, 2002 and currently serves as Chief Administrative Officer.

                                       12

OPTION GRANTS

            The following table sets forth  information  regarding stock options granted to the Named Executive Officers during the year ended December 31, 2002.
These grants are also reflected on the Summary Compensation Table above.

                        Number of
                       Securities         Percentage                                  Potential Realizable Value
                       Underlying          of Total                                    at Assumed Annual Rates
                         Stock              Options        Exercise                        of Stock Price
                         Options          Granted to       Price Per   Expiration       Appreciation for Stock
     Name                Granted          Employees        Share(1)       Date              Options(2)
------------------------------------------------------------------------------------------------------------------
                                                                                          5%                10%
                                                                                       --------          --------
Peter K. Hansen          100,000 (3)          5.26%         $3.92       8/15/12        $246,527          $624,747
Robert C. Gasser         100,000 (3)          5.26%         $3.92       8/15/12        $246,527          $624,747
Lars Kragh                20,000 (4)          1.05%         $3.92       8/15/12         $49,305          $124,949
Richard A. Castillo       20,000 (4)          1.05%         $3.92       8/15/12         $49,305          $124,949

(1)   The  exercise  price of the  options  granted was equal to the fair market value of the underlying common stock on the date of grant.

(2)   The potential  realizable value portion of the foregoing table illustrates values that might be  realized  upon  exercise of the options  immediately prior to the expiration of their term,  assuming the specified  compounded annual  rates of  appreciation  on our  common  stock over the term of the options.  These  numbers do not take into  account  provisions  of certain options  providing for termination of the option following  termination of employment and  non-transferability,  or  differences in vesting  periods.
      Regardless of the theoretical value of an option,  its ultimate value will depend upon the market  value of our common  stock at a future  date,  and that value will  depend on a variety of  factors,  including  the  overall condition of the stock market and our results of operations  and financial condition.  There can be no  assurance  that the values  reflected in this table will be achieved.

(3)   Represents  options  to  purchase  shares of our common  stock  granted on
      August 16, 2002. Of the options granted,  40,000 vested on March 31, 2003, and 20,000  each will vest on December  31,  2003,  December  31, 2004 and
      December 31, 2005.

(4)   Represents  options  to  purchase  shares of our common  stock  granted on
      August 16, 2002. Of the options  granted,  8,000 vested on March 31, 2003, and 4,000 each will vest on  December  31,  2003,  December  31,  2004 and
      December 31, 2005.

                                       13

AGGREGATED OPTION EXERCISES AND OPTION VALUES

                          Shares        Value        Number of Securities        Value of Unexercised In-the-
                         Acquired      Realized     Underlying Unexercised        Money Options at Year-End
    Name                 on Exercise      (1)         Options at Year-End                   (2)
--------------------     ------------  --------     ------------------------     ----------------------------
                                                         (E)           (U)           (E)               (U)
                                                      ---------      -------     ----------        --------
Peter K. Hansen                -             -        1,138,125      312,500     $1,541,306        $ 58,000
Robert C. Gasser               -             -           75,000      362,500              -        $ 58,000
Lars Kragh                     -             -          293,750       32,500     $  565,875        $ 11,600
Richard A. Castillo       22,500      $116,525           29,251       36,999              -        $ 11,600

(E)    Exercisable

(U)    Unexercisable

(1)    Based on the  difference  between the  exercise  price of the options and fair market value of a share of common stock at exercise,  as reported on the Nasdaq Stock Market's National Market ("Nasdaq").

(2)    Options are  "in-the-money"  if the market price of a share of our common stock on December 31, 2002  exceeded the exercise  price of such options.
       The value of such options is calculated  by  determining  the  difference between the  aggregate  market price of our common stock  underlying  the options on December 31, 2002,  and the aggregate  exercise  price of such options. The closing price of a share of our common stock on December 31,
       2002, as reported on the Nasdaq, was $4.50.

EMPLOYMENT AGREEMENTS

            Mr.  Hansen  serves as our  President  and Chief  Executive  Officer pursuant to the terms of an  employment  agreement,  dated June 24,  1991.  This agreement was for a term of five years and renews  automatically on January 1 of each year thereafter as mutually agreed upon, with a three-month  notice period.
Pursuant to the terms of the  agreement,  Mr.  Hansen is paid a base salary plus such  bonus or  additional  compensation  as the  Compensation  Committee  deems appropriate. Effective June 1, 2002, the Compensation Committee set Mr. Hansen's
base salary at $380,000. In addition,  Mr. Hansen is entitled to receive a sales commission  of 7.5% of the  gross  sales  of any of our  products  that are sold through his direct sales  efforts.  In the event Mr.  Hansen is terminated by us for any  reason  other  than a material  breach by him of the  agreement,  he is entitled to receive an amount  equal to four times his then  current base salary and prorated payment of any bonus, cash or stock earned.

            Mr. Gasser serves as Chief Executive Officer of NYFIX Millennium and
President of NYFIX  Transaction  Services pursuant to the terms of an employment agreement,  dated  September 21, 2001. This agreement was for a term of one year commencing  October 5, 2001 and renews  automatically  on October 5 of each year thereafter as mutually agreed upon. Pursuant to the terms of the agreement,  Mr.
Gasser is paid a base salary plus such bonus or additional  compensation  as the
Compensation   Committee  deems   appropriate.   Effective  June  1,  2002,  the
Compensation  Committee set Mr. Gasser's base salary at $380,000 plus a bonus of
2% of NYFIX Millennium  pre-tax earnings.  On January 1, 2003, Mr. Gasser's base

                                       14

salary  was  increased  to  $400,000  plus a bonus of 2% of  NYFIX  Millennium's pre-tax earnings.

            Mr. Kragh serves as our Chief  Information  Officer  pursuant to the terms of an employment agreement, dated January 1, 2003. This agreement is for a term of one year and renews  automatically  on January 1 of each year thereafter as mutually  agreed upon.  Pursuant to the terms of the agreement,  Mr. Kragh is
paid  a  base  salary  plus  such  bonus  or  additional   compensation  as  the
Compensation   Committee  deems   appropriate.   Effective  June  1,  2002,  the
Compensation  Committee set Mr. Kragh's base salary at $213,750.  The January 1,
2003  employment  agreement  increased Mr. Kragh's  salary to $231,875,  with an additional increase to $250,000 on April 1, 2003.

            Mr. Castillo  served as our Chief Financial  Officer until September
2002 and thereafter has served as our Chief  Administrative  Officer pursuant to the terms of an  employment  agreement,  dated  November 4, 1998.  Mr.  Castillo served as an executive  officer while he was our Chief Financial Officer and for a brief period thereafter.  Mr. Castillo's employment agreement is for a term of one year and renews  automatically  on  November 23 of each year  thereafter  as mutually  agreed upon.  Pursuant to the terms of the agreement,  Mr. Castillo is
paid  a  base  salary  plus  such  bonus  or  additional   compensation  as  the
Compensation   Committee  deems   appropriate.   Effective  June  1,  2002,  the
Compensation Committee set Mr. Castillo's base salary at $190,000.

            Mr. Mark R. Hahn serves as our Chief Financial Officer and Secretary pursuant to the terms of an employment  agreement,  dated January 1, 2003.  This agreement  was for a term of one year and renews  automatically  on January 1 of each year  thereafter  as  mutually  agreed  upon.  Pursuant to the terms of the agreement,  Mr.  Hahn  is paid a base  salary  plus  such  bonus  or  additional compensation as the Compensation Committee deems appropriate.  Effective January
1, 2003, the Compensation Committee set Mr. Hahn's base salary at $300,000.

EQUITY COMPENSATION PLAN INFORMATION

2001 STOCK OPTION PLAN

            On March 13, 2002,  we adopted the 2001 Stock Option Plan (the "2001
Plan")  for which a total of  2,000,000  shares of our  common  stock  have been reserved  for  issuance.  The 2001 Plan was  approved  at our Annual  Meeting of
Stockholders  held on June 4, 2001. In 2002, we adopted an amendment to the 2001
Plan,  to increase the total  number of shares of our common stock  reserved for issuance to 3,500,000 shares.  This amendment was approved at our Annual Meeting of Stockholders held on June 10, 2002. Pursuant to the 2001 Plan, as amended, we may grant stock options and stock purchase  rights to our  employees,  officers, directors and  consultants.  The Board of Directors,  or a committee to whom the
Board of Directors has delegated authority,  selects individuals to whom options are granted.  Options generally become  exercisable over a three-year period and expire in ten years. The exercise price of incentive stock options granted under the 2001 Plan must be at least  equal to the fair  market  value of our stock on the date of grant,  as defined.  The 2001 Plan was  effective on May 1, 2001 and expires on April 30,  2011.  At December  31,  2002,  stock  options to purchase
2,996,976 shares of our common stock were outstanding.

JAVELIN STOCK OPTION PLAN

            As a result of our  acquisition  of  Javelin on March 31,  2002,  we assumed the outstanding  stock options of Javelin that were granted  pursuant to the  Javelin  1999 Stock  Option Plan (the  "Javelin  Plan").  The Javelin  Plan
authorized  grants of stock options of Javelin.  At the  acquisition  date,  the
Javelin  options were converted into our options at a conversion rate of 0.51 to one. The options granted under the Javelin Plan were fully vested at the time of our  acquisition  of Javelin  pursuant to a change of control  clause within the
Javelin  Plan. A total of 511,167  shares of our common stock have been reserved

                                       15

for issuance  upon  exercise of such  options.  Pursuant to the Javelin Plan, as amended,  we may grant stock options and stock purchase rights to our employees, officers,  directors  and  consultants.  The maximum term of an incentive  stock option grant under the Javelin Plan is limited to ten years.  The exercise price of incentive stock options granted under the Javelin Plan must be at least equal to the fair  market  value of our stock at the date of grant,  as  defined.  The
Javelin  Plan was  effective  on July 1, 1999 and expires on June 30,  2009.  At
December 31, 2002,  stock options to purchase 348,680 shares of our common stock were outstanding under the Javelin Plan.

1991 STOCK OPTION PLAN

            On  March  30,  1999,  the  Board of  Directors  adopted  the  first amendment to the Amended and Restated  1991  Incentive  and  Nonqualified  Stock
Option Plan (the "1991 Plan").  Under the 1991 Plan,  as amended,  the number of options  reserved for issuance was increased from 3,375,000  shares to 5,625,000 shares of common stock.  This  amendment  was approved at our Annual  Meeting of
Stockholders  held on June 7, 1999.  On March 29,  2000,  the Board of Directors
adopted the second amendment to the 1991 Plan. Under this amendment,  the number of  options  reserved  for  issuance  was  increased  from  5,625,000  shares to
6,625,000  shares of common  stock.  This  amendment  was approved at our Annual
Meeting of Stockholders  held on June 5, 2000.  Options granted generally become exercisable  over a  three-year  period and  expire in ten years.  The 1991 Plan expired on June 23, 2001. All available options have been granted under the 1991
Plan, as amended and no further grants will be made. At December 31, 2002, stock options to purchase 3,679,143 shares of our common stock were outstanding.

            The  following  table  provides  information  regarding  our  equity compensation plans at December 31, 2002:

                                       Number of
                                    securities to be        Weighed         Number of securities
                                     issued upon       average exercise   remaining available for
                                     exercise of           price of        future issuance under
                                     outstanding         outstanding        equity compensation
          Plan Category                options             options                    plans
------------------------------     ----------------    -----------------  -----------------------
Equity compensation plans
  approved by security holders          6,676,119             $ 10.64                 633,700
Equity compensation plans not
  approved by security holders
 (the Javelin Plan)                       348,680                7.80                 119,650
                                       ------------     ------------------         ------------

Total                                   7,024,799             $ 10.50                 753,350
                                       ============     ==================         ============

                                       16

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

            GENERAL

            The Compensation  Committee  determines the cash and other incentive compensation,  if any, to be paid to our executive  officers and key  employees.
Messrs.  Deehan and Warden serve as members of the Compensation  Committee.  The
Compensation  Committee is responsible for the administration and award of stock options  under our  equity  compensation  plans.  Messrs.  Deehan and Warden are non-employee  directors  of ours as defined  under Rule 16b-3 of the  Securities
Exchange  Act of  1934,  as  amended.  Mr.  Warden  serves  as  Chairman  of the
Compensation  Committee.  The  Compensation  Committee met twice during the year ended December 31, 2002.

            COMPENSATION PHILOSOPHY

            The Compensation Committee's executive compensation philosophy is to base  management's  pay, in part,  on  achievement  of our annual and  long-term performance goals, to provide  competitive levels of compensation,  to recognize individual initiative, achievement and length of service to us, and to assist us in attracting and retaining  qualified  management.  The Compensation  Committee also  believes  that  the  potential  for  equity  ownership  by  management  is beneficial in aligning management and stockholders' interests in the enhancement of stockholder  value.  We have not  established a policy with regard to Section
162(m) of the Internal Revenue Code of 1986, as amended.

            SALARIES

            Base salaries for our executive officers are determined initially by evaluating the  responsibilities  of the position held and the experience of the individual,  and by  reference to the  competitive  marketplace  for  management talent,  including a comparison of base salaries for similar  positions at other comparable companies. Base salary compensation of executive officers is reviewed annually by the Compensation Committee,  and recommendations of the Compensation
Committee  in that  regard are acted upon by the Board of  Directors.  Effective
June 1, 2002, executive officers took a five percent reduction in salary as part of a  company-wide  expense  reduction  effort.  Annual salary  adjustments  are determined by evaluating  the  competitive  marketplace;  our  performance;  the performance  of the  executive;  the  length of the  executive's  service to the
Company and any increased responsibilities assumed by the executive. The Company places  itself  between  the low and medium  levels in  determining  salaries in relationship to comparable businesses.

            STOCK OPTION AND OTHER PLANS

            The Company  awarded  Messrs.  Hansen,  Gasser,  Kragh and  Castillo options to purchase 100,000,  100,000, 20,000 and 20,000 shares of common stock, respectively, in 2002. The exercise price for the options is $3.92 per share. It is the  philosophy of the  Compensation  Committee  that stock options should be awarded to employees to promote  long-term  interests between such employees and the  Company's  stockholders  through an equity  interest  in the Company and to assist in the  retention of such  employees.  The  Compensation  Committee  also considered  the  amount  and terms of options  previously  granted to  executive officers. The Compensation Committee believes the potential for equity ownership by management is beneficial in aligning management and stockholders' interest in the  enhancement  of  stockholder  value.  Participation  in incentive  plans is offered,  pursuant to their terms, to provide incentive to executive officers to contribute to corporate growth and profitability.

            CHIEF EXECUTIVE OFFICER COMPENSATION

            Mr. Hansen was our President  and Chief  Executive  Officer in 2002,
with an annual  base  salary of $400,000  from  January 1, 2002  through May 31,
2002.  As a result of the five percent  reduction  in salary for each  executive

                                       17

officer,  discussed  above,  Mr.  Hansen's  annual  base  salary was  reduced to
$380,000  effective  June 1, 2002.  For the year ended  December 31,  2002,  Mr.
Hansen received salary of  approximately  $390,000,  no bonus and he was awarded
100,000 stock options,  as compared to 2001 when he received salary of $250,000, a bonus of $250,000 and 125,000 stock options.  In determining such compensation
amounts   for  Mr.   Hansen,   the   Compensation   Committee   considered   the
responsibilities  performed by him as President and Chief  Executive  Officer of
the Company, his performance in managing and directing the Company's operations, his  strategic  focus and role in  effecting  the  Company's  acquisitions,  his efforts in  assisting  the  Company to improve its  capital  base and  financial condition,  an assessment of survey data relating the Company's  performance  to that of other  comparable  companies,  and the  evaluation  of the other factors described in "Salaries" above.

                 Carl E. Warden          George O. Deehan

                         COMMON STOCK PERFORMANCE GRAPH

            The following graph compares,  for each of the years indicated,  the yearly  percentage  change in the  cumulative  total  stockholder  return on our common stock with the cumulative total return of (1) the Standard and Poor's 500
Index, a broad equity market index, and (2) the Nasdaq Computer Index.

PERFORMANCE GRAPH

                       1997        1998       1999       2000      2001     2002
                       ----        ----       ----       ----      ----     ----
S&P 500 Index     100.00      128.58     155.64     141.47    124.66    97.10
NYFIX, Inc.           100.00      116.13     549.19     702.22    581.23   130.65
NASDAQ
Computer Index        100.00      190.87     406.41     208.64    163.17   100.06

            There can be no assurance that our common stock's  performance  will continue with the same or similar trends depicted in the graph above.

                                       18

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            On July 2,  2002,  Richard  A.  Castillo,  then our Chief  Financial
Officer,  issued us a promissory note in the principal amount of $330,693.  Such note bears interest at 5.5% per annum and matures on July 2, 2004.  During 2002,
Mr.  Castillo  repaid $30,693 of principal and all interest  accrued on the note through December 31, 2002. The outstanding  principal  balance of the note as of
December 31, 2002 was $300,000.

            On May 13, 2002,  Mr.  Castillo  issued us a promissory  note in the principal  amount of $70,000 as payment for the  purchase  price of an option he exercised for 22,500  shares of our common stock (at an exercise  price of $3.11 per share). Such note bears interest at 5.5% per annum,  matures on May 13, 2004 and is  secured by the 22,500  shares.  During  2002,  Mr.  Castillo  repaid all interest  accrued  on the  note  through  December  31,  2002.  The  outstanding principal balance of the note as of December 31, 2002 was $70,000.

            On October 1, 2001, Mr.  Castillo issued us a promissory note in the principal  amount of $78,125 as payment for the  purchase  price of an option he exercised for 11,250  shares of our common stock (at an exercise  price of $6.94 per share).  Such note bears  interest at 5.5% per annum,  matures on October 1,
2003 and is secured by the 11,250 shares.  During 2002, Mr.  Castillo repaid all interest  accrued  on the  note  through  December  31,  2002.  The  outstanding principal balance of the note as of December 31, 2002 was $78,125.

            On December 1, 2000, Mr. Castillo issued us a promissory note in the principal  amount of $70,000 as payment for the  purchase  price of an option he exercised for 22,500  shares of our common stock (at an exercise  price of $3.11 per share).  Such note  originally  bore interest at 7.5% per annum,  matures on
December 1, 2003 and is secured by the 22,500  shares.  This note was revised on
December 1, 2001,  to reflect an interest  rate of 5.5% per annum.  During 2002,
Mr. Castillo repaid all interest  accrued on the note through December 31, 2002.
The  outstanding  principal  balance  of the note as of  December  31,  2002 was
$70,000.

            On December 13, 1999, Mr.  Castillo  issued us a promissory  note in the principal  amount of $70,000 as payment for the purchase  price of an option he  exercised  for 22,500  shares of our common  stock (at an exercise  price of
$3.11 per share).  Such note bore interest at 6% per annum,  matured on December
13,  2002 and was  secured  by the 22,500  shares.  The  outstanding  balance of principal plus interest of the note to Mr. Castillo was paid off on December 13,
2002.

            On June 30, 1999, Peter K. Hansen, our President and Chief Executive
Officer,  issued us a  promissory  note in the  principal  amount of  $16,875 as payment for the purchase  price of an option he exercised  for 16,875  shares of our common stock (at an exercise price of $1.00 per share). Such note originally bore  interest  at 6% per annum,  matures on June 30, 2005 and is secured by the
16,875  shares.  This note was  revised on June 30,  2002 to reflect an interest rate of 5.5% per annum.  The  outstanding  balance of principal plus interest of the note as of December 31, 2002 was $20,386.

            On December 30, 1997, Mr. Hansen issued us a promissory  note in the principal  amount of $230,000 as payment for the purchase  price of an option he exercised for 258,750  shares of our common stock (at an exercise price of $0.89 per share).  Such note  originally  bore  interest  at 6% per annum,  matures on
December 30, 2003 and is secured by the 258,750 shares. This note was revised on
December  30,  2000,  to  reflect  an  interest  rate of  7.5%  per  annum.  The outstanding  balance of principal  plus  interest of the note as of December 31,
2002 was $306,032.

            On December 31, 1996, Mr. Hansen issued us a promissory  note in the principal  amount of $50,000 as payment for the  purchase  price of an option he exercised for 112,500  shares of our common stock (at an exercise price of $0.44 per share). Such note originally bore no interest,  matures on December 31, 2004

                                       19

and is secured by the 112,500  shares.  This note was  revised on  December  31,
2001, to reflect an interest rate of 5.5% per annum. The outstanding  balance of principal plus interest of the note as of December 31, 2002 was $52,750.

            Mr.  Hansen  had an  aggregate  of  $240,378  in travel  and  salary advances at December 31, 2002.  Such advances were paid off in full on March 31,
2003.

            In connection with each of the promissory  notes described above, no funds were  transferred  from us to the  noteholders,  with the exception of the note received from Mr. Castillo on July 2, 2002. In addition, none of the shares received by the noteholders upon exercise of their respective  options have been sold, and no noteholder may sell any of such shares until the applicable secured promissory notes have been paid.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section  16(a) of the  Securities  Exchange Act of 1934, as amended, requires the Company's executive officers,  directors,  and persons who own more than 10% of the Company's  outstanding  common stock to file initial  reports of ownership and changes in ownership with the SEC and Nasdaq. Officers,  directors and greater than 10%  stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

            To our  knowledge,  based  solely on  review of the  copies of these reports  furnished to us and the written  representations  that no other reports were  required,  during  2002 and 2003 all  Section 16 (a)  filing  requirements applicable to its executive officers and directors were complied with except for the  failure to timely file on Form 3 or Form 4 one  transaction  by each of the following individuals; Robert. B. Corman, George O. Deehan, Robert C. Gasser and
Mark R. Hahn.  These failures were  inadvertent  and, when the  oversights  were discovered, the transactions were subsequently reported.

                              STOCKHOLDER PROPOSALS

            Proposals  of  stockholders  intended for  presentation  at the next
Annual  Meeting  of  Stockholders  and  intended  to be  included  in our  Proxy
Statement  and form of proxy  relating to that  meeting  must be received at our offices no later than January 1, 2004.

                                  OTHER MATTERS

            The Board of Directors does not know of any matter, other than those described above, that may be presented for action at the Annual Meeting.  If any other matter or proposal should be presented and should properly come before the meeting for action,  the persons named in the accompanying  proxy will vote upon such matter or proposal in accordance with their best judgment.

                                       20

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                   NYFIX, INC.

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 10, 2003

            Mark R. Hahn and Brian Bellardo,  or either of them individually and each of them with the power of substitution, are hereby appointed Proxies of the undersigned  to vote all of the shares of the common stock of NYFIX,  Inc. which the  undersigned is entitled to vote at our Annual Meeting of Stockholders to be held at Stamford Harbor Park, 333 Ludlow Street, Stamford, Connecticut 06902, on
June 10, 2003, at 10:00 A.M. EDT, or at any  adjournment  thereof.  We encourage you to submit your proxy electronically over the Internet or the telephone. This eliminates the need to mail your proxy card.

            o   To submit your proxy electronically over the Internet, go to the website:  http://www.eproxy.com/nyfx and follow the prompts. You must use the control  number printed in the box on the bottom of the reverse side to access this account.

            o   To submit your proxy by  telephone,  use a touch-tone  telephone and call 1-800-435-6710. You must use the control number printed in the box on the  bottom of the  reverse  side to  access  this account.

            The undersigned hereby revokes any proxy or proxies heretofore given and  acknowledges  receipt of a copy of the Notice of Annual  Meeting  and Proxy
Statement,  both dated April 30, 2003,  and a copy of our Annual  Report for the year ended December 31, 2002.

THIS PROXY WILL BE VOTED IN ACCORDANCE  WITH ANY DIRECTIONS  HEREIN GIVEN. IF NO
DIRECTION IS GIVEN,  THIS PROXY WILL BE VOTED TO ELECT THE NOMINEES AS DIRECTORS
AND TO RATIFY THE  APPOINTMENT OF DELOITTE &  TOUCHE LLP AS OUR  INDEPENDENT
AUDITORS.

1.          To elect the following directors: Peter K. Hansen, Robert B. Corman,
            George O. Deehan,  William J. Lynch and Carl E. Warden,  to serve as directors until our next annual meeting of stockholders  and in each case until their successors have been duly elected and qualified.

            [__]    FOR ALL NOMINEES (except as listed below)

            [__]    WITHHELD FROM ALL NOMINEES

            WITHHELD ___________________________________________________________

            To withhold authority to vote for any nominee(s), print name(s) above

2.          To  ratify  the   appointment  of  Deloitte  &  Touche  LLP  as  our
            independent auditors for the year ending December 31, 2003.

            FOR [___]            AGAINST [___]       ABSTAIN [___]

NOTE:  Your  signature  should appear the same as your name appears  hereon.  If signing  as  attorney,  executor,  administrator,  trustee or  guardian,  please indicate  the capacity in which  signing.  When  signing as joint  tenants,  all parties in the joint  tenancy must sign.  When a corporation  gives a proxy,  an authorized officer should sign it.

Signature: ____________________________             Date: ___________

Signature: ____________________________             Date: ___________